As filed with the Securities and Exchange Commission on May 29, 2003
                                                      Registration No. 333-
==============================================================================

                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549
                                ______________

                                   FORM S-8
            REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
                             RITE AID CORPORATION
            (Exact name of registrant as specified in its charter)

             Delaware                                            23-1614034
 (State or other jurisdiction of                              (I.R.S. Employer
  incorporation or organization)                             Identification No.)
                                ______________

                                30 Hunter Lane
                         Camp Hill, Pennsylvania 17011
                   (Address of principal executive offices)

                           THE RITE AID 401(k) PLAN
              RITE AID 401(k) DISTRIBUTION EMPLOYEES SAVINGS PLAN
                     PERRY DISTRIBUTORS, INC. 401(k) PLAN
                          (Full titles of the plans)
                                ______________

                             Robert B. Sari, Esq.
             Senior Vice President, General Counsel and Secretary
                             Rite Aid Corporation
                                30 Hunter Lane
                         Camp Hill, Pennsylvania 17011
                                (717) 761-2633
                          (717) 760-7867 (facsimile)
         (Name and address, including zip code, and telephone number, including area code, of agent for service)
                                ______________

                                               CALCULATION OF REGISTRATION FEE

=============================================== ================= ================== ================== ================
                                                                  Proposed maximum   Proposed maximum      Amount of
                   Title of each class of         Amount to be     offering price        aggregate       registration
               securities to be registered(1)     registered(2)     per share(3)     offering price(3)      fee(4)
----------------------------------------------- ----------------- ------------------ ------------------ ----------------
Common stock, par value $1.00 per share             8,000,000           $3.67           $29,360,000         $2,375
----------------------------------------------- ----------------- ------------------ ------------------ ----------------
Common stock, par value $1.00 per share              25,000             $3.67             $91,750             $7
----------------------------------------------- ----------------- ------------------ ------------------ ----------------
Common stock, par value $1.00 per share              35,000             $3.67            $128,450             $10
----------------------------------------------- ----------------- ------------------ ------------------ ----------------

(1) Pursuant to Rule 416(c) under the Securities Act of 1933, as amended, this registration statement also covers an indeterminate amount of interests to be offered or sold pursuant to The Rite Aid 401(k) Plan, Rite Aid 401(k) Distribution Employees Savings Plan, and Perry Distributors, Inc. 401(k) Plan.
(2) Pursuant to Rule 416 under the Securities Act of 1933, as amended, this registration statement also covers additional shares that may be offered or sold to prevent dilution resulting from stock splits, stock dividends or similar transactions.
(3) Pursuant to Rule 457(h)(1) under the Securities Act of 1933, as amended, the offering price is estimated solely for the purpose of calculating the registration fee upon the basis of the average of the high and low prices of the common stock of Rite Aid Corporation on May 28, 2003 as reported on the New York Stock Exchange.
(4) Pursuant to Rule 457(p), the registration fee of $2,392.00 due with respect to this registration is being paid by applying a portion of the $834,000.00 filing fee paid in connection with the Rite Aid Corporation Form S-3 (File No. 333-70777) filed on January 19, 1999 and subsequently withdrawn.

                              EXPLANATORY NOTE

         This registration statement registers shares of common stock, par value $1.00 per share (the "Common Stock"), of Rite Aid Corporation (the "Company") that may be issued and sold under The Rite Aid 401(k) Plan (formerly known as the Profit Sharing Plan and Trust and as the Rite Aid Employee Investment Opportunity Plan), Rite Aid 401(k) Distribution Employees Savings Plan, and Perry Distributors, Inc. 401(k) Plan (each a "Plan" and collectively the "Plans") after this registration statement becomes effective.

                                    PART I

             INFORMATION REQUIRED IN THE SECTION 10(a) PROSPECTUS

Item 1. Plan Information.*

Item 2.  Registrant Information and Employee Plan Annual Information.*

* The documents containing the information specified in Part I of Form S-8 will be sent or given to employees as specified by Rule 428(b)(1) of the Securities Act of 1933, as amended (the "Securities Act"). Such documents need not be filed with the Securities and Exchange Commission (the "SEC") either as part of this registration statement or as prospectuses or prospectus supplements pursuant to Rule 424 of the Securities Act. These documents and the documents incorporated by reference in this registration statement pursuant to Item 3 of Part II of this registration statement, taken together, constitute a prospectus that meets the requirements of Section 10(a) of the Securities Act.

                                    PART II

              INFORMATION REQUIRED IN THE REGISTRATION STATEMENT

Item 3.  Incorporation of Documents by Reference.

         The following documents previously filed with the SEC are incorporated by reference in this registration statement:

         (a) The Company's Annual Report on Form 10-K for the fiscal year ended March 1, 2003;

         (b) The Company's Current Reports on Form 8-K filed on March 5, 2003, April 15, 2003 and May 14, 2003;

         (c) Annual Report on Form 11-K of The Rite Aid 401(k) Plan (formerly known as the Rite Aid Employee Investment Opportunity Plan) for the fiscal year ended December 31, 2001;

         (d) Annual Report on Form 11-K of the Rite Aid 401(k) Distribution Employees Savings Plan for the fiscal year ended December 31, 2001;

         (e) Annual Report on Form 11-K of the Perry Distributors, Inc. 401(k) Plan for the fiscal year ended December 31, 2001; and

         (f) The description of the Common Stock contained in the Registration Statement on Form 8-A dated July 18, 1991 filed with the SEC by the Company to register such securities under the Exchange Act, including any amendment or report filed for the purpose of updating such description.

         All documents subsequently filed by the Company and the Plans pursuant to Sections 13(a), 13(c), 14 and 15(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), prior to the filing of a post-effective amendment to this registration statement which indicates that all securities offered have been sold or which deregisters all securities then remaining unsold, shall be deemed to be incorporated by reference in this registration statement and to be part hereof from the date of filing of such documents.

         Any statement contained in a document incorporated or deemed to be incorporated by reference in this registration statement shall be deemed to be modified or superseded for purposes of this registration statement to the extent that a statement contained in this registration statement, or in any other subsequently filed document that also is or is deemed to be incorporated by reference in this registration statement, modifies or supersedes such prior statement. Any statement contained in this registration statement shall be deemed to be modified or superseded to the extent that a statement contained in a subsequently filed document that is or is deemed to be incorporated by reference in this registration statement modifies or supersedes such prior statement. Any statement so modified or superseded shall not be deemed, except as so modified or superseded, to constitute a part of this registration statement.

Item 4.  Description of Securities.

         Not applicable.

Item 5.  Interests of Named Experts and Counsel.

         Not applicable.

Item 6.  Indemnification of Directors and Officers.

         Under Section 145 of the Delaware General Corporation Law (the "DGCL"), a corporation may indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of the corporation) by reason of the fact that he or she is or was a director, officer, employee or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against expenses (including attorneys' fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by him or her in connection with such action, suit or proceeding if he or she (i) acted in good faith and in a manner he or she reasonably believed to be in or not opposed to the best interests of the corporation and (ii) with respect to any criminal action or proceeding, had no reasonable cause to believe his or her conduct was unlawful. In actions by or in the right of the corporation, the corporation may indemnify such person against expenses (including attorneys' fees) actually and reasonably incurred by him or her in connection with the defense or settlement of such action or suit if he or she acted in good faith and in a manner he or she reasonably believed to be in or not opposed to the best interests of the corporation; provided, however, no indemnification may be made in respect of any claim, issue or matter as to which he or she shall have been adjudged to be liable to the corporation unless and only to the extent that the Court of Chancery of the State of Delaware or the court in which such action or suit was brought shall determine upon application that, despite the adjudication of liability but in view of all circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses which the Court of Chancery or such other court shall deem proper. To the extent that a present or former director or officer of the corporation has been successful on the merits or otherwise in defending any such action, suit or proceeding referred to above or any claim, issue or matter therein, he or she is entitled to indemnification against expenses (including attorneys' fees) actually and reasonably incurred by him or her in connection therewith. The indemnification and advancement of expenses provided by or granted pursuant to Section 145 is not exclusive of any other rights to which those seeking indemnification or advancement of expenses may be entitled, and a corporation may purchase and maintain insurance against liabilities asserted against and incurred by any former or current, director, officer, employee or agent of the corporation, or a person who is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, whether or not the power to indemnify is provided by the statute.

         Article Tenth of the Company's Certificate of Incorporation and
Article VIII of the Company's By-laws provide for the indemnification of its directors and officers as authorized by Section 145 of the DGCL.

         The Company's and its subsidiaries' directors and officers are insured (subject to certain exceptions and deductions) against liabilities which they may incur in their capacity as such, including liabilities under the Securities Act, under liability insurance policies carried by the Company.

Item 7.  Exemption from Registration Claimed.

         Not applicable.

Item 8.  Exhibits.

Exhibit                                                                        Incorporation by
Numbers        Description                                                       Reference to
-------        -----------                                                       ------------
4.1            The Rite Aid 401(k) Plan                                         Filed herewith
4.2            Amendment No. 1 to  The Rite Aid 401(k) Plan, effective          Filed herewith
               May 8, 2002
4.3            Amendment Number Two to The Rite Aid 401(k) Plan, effective      Filed herewith
               January 1, 2002
4.4            Amendment Number Three to The Rite Aid 401(k) Plan, effective    Filed herewith
               on date which Final Order has been entered pursuant to the terms of the Settlement Agreement, dated February 25, 2003
4.5            Amendment Number Three to The Rite Aid 401(k) Plan, effective    Filed herewith
               April 1, 2003, dated April 9, 2003
4.6            Amendment Number Four to The Rite Aid 401(k) Plan, effective     Filed herewith
               May 27, 2003
4.7            Amendment Number Five to The Rite Aid 401(k) Plan, effective     Filed herewith
               January 1, 2003
4.8            Rite Aid 401(k) Distribution Employees Savings Plan              Filed herewith
4.9            Amendment Number One to the Rite Aid 401(k) Distribution         Filed herewith
               Employees Savings Plan, effective as of the dates set
               forth therein
4.10           Amendment Number Two to the Rite Aid 401(k) Distribution         Filed herewith
               Employees Savings Plan, effective on date which Final Order has been entered pursuant to the terms of the Settlement
               Agreement, dated February 25, 2003
4.11           Amendment Number Two to the Rite Aid 401(k) Distribution         Filed herewith
               Employees Savings Plan, effective April 1, 2003
4.12           Amendment Number Three to the Rite Aid 401(k) Distribution       Filed herewith
               Employees Savings Plan, effective May 27, 2003
4.13           Amendment Number Four to the Rite Aid 401(k) Distribution        Filed herewith
               Employees Savings Plan, effective as of the dates set
               forth therein
4.14           Perry Distributors, Inc. 401(k) Plan                             Filed herewith
4.15           Amendment Number One to the Perry Distributors, Inc. 401(k)      Filed herewith
               Plan, effective as of the dates set forth therein
4.16           Amendment Number Two to the Perry Distributors, Inc. 401(k)      Filed herewith
               Plan, effective on date which Final Order has been entered pursuant to the terms of the Settlement Agreement, dated
               February 12, 2003
4.17           Amendment No. 2 to the Perry Distributors, Inc. 401(k) Plan,     Filed herewith
               effective April 1, 2003
4.18           Amendment No. 3 to the Perry Distributors, Inc. 401(k) Plan,     Filed herewith
               effective May 27, 2003
4.19           Amendment Number 4 to the Perry Distributors, Inc. 401(k)        Filed herewith
               Plan, effective January 1, 2003
4.20           Amendment Number 5 to the Perry Distributors, Inc. 401(k)        Filed herewith
               Plan, effective on various dates
4.21           Restated Certificate of Incorporation dated December 12, 1996    Exhibit 3(i) to Form 8-K, filed on
                                                                                November 2, 1999
4.22           Certificate of Amendment to the Restated Certificate of          Exhibit 3(ii) to Form 8-K, filed on
               Incorporation dated February 22, 1999                            November 2, 1999
4.23           Certificate of Amendment to the Restated Certificate of          Exhibit 3.4 to Form S-1, File No.
               Incorporation dated June 27, 2001                                333-64950, filed on July 12, 2001
4.24           By-laws, as amended on November 8, 2000                          Exhibit 3.1 to Form 8-K, filed on
                                                                                November 13, 2000
4.25           Amendment to By-laws, adopted January 30, 2002                   Exhibit T3B.2 to Form T-3, filed on
                                                                                March 4, 2002
23             Consent of Deloitte & Touche LLP                                 Filed herewith
24             Power of Attorney                                                Included on the signature pages to this
                                                                                registration statement

         The Company will submit or has submitted the Plans and any amendment thereto to the Internal Revenue Service (the "IRS") in a timely manner and has made or will make all changes required by the IRS in order to qualify the Plans.

Item 9.  Undertakings.

         (a) The undersigned registrant hereby undertakes:

                  (1) To file, during any period in which offers or sales are being made, a post-effective amendment to this registration statement:

                           (i) To include any prospectus required by section
                  10(a)(3) of the Securities Act of 1933;

                           (ii) To reflect in the prospectus any facts or
                  events arising after the effective date of the registration statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the registration statement. Notwithstanding the foregoing, any increase or decrease in volume of securities offered (if the total dollar value of securities offered would not exceed that which was registered) and any deviation from the low or high end of the estimated maximum offering range may be reflected in the form of prospectus filed with the Commission pursuant to Rule 424(b) if, in the aggregate, the changes in volume and price represent no more than a 20% change in the maximum aggregate offering price set forth in the "Calculation of Registration Fee" table in the effective registration statement;

                           (iii) To include any material information with
                  respect to the plan of distribution not previously disclosed in the registration statement or any material change to such information in the registration statement;

         provided, however, that paragraphs (a)(1)(i) and (a)(1)(ii) of this section do not apply if the information required to be included in a post-effective amendment by those paragraphs is contained in periodic reports filed with or furnished to the Commission by the registrant pursuant to section 13 or section 15(d) of the Securities Exchange Act of 1934 that are incorporated by reference in the registration statement.

                  (2) That, for the purpose of determining any liability under the Securities Act of 1933, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

                  (3) To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

         (b) The undersigned registrant hereby undertakes that, for purposes of determining any liability under the Securities Act of 1933, each filing of the registrant's annual report pursuant to section 13(a) or section 15(d) of the Securities Exchange Act of 1934 (and, where applicable, each filing of an employee benefit plan's annual report pursuant to section 15(d) of the Securities Exchange Act of 1934) that is incorporated by reference in the registration statement shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

         (c) Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

                                  SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in City of Camp Hill, State of Pennsylvania, on May 28, 2003.

                                     RITE AID CORPORATION


                                      By: /s/ Robert G. Miller
                                          ____________________________________
                                          Name:   Robert G. Miller
                                          Title:  Chairman of the Board of
                                                  Directors and Chief
                                                  Executive Officer


         Each person whose signature appears below hereby constitutes and appoints Robert B. Sari and Kevin Twomey and each of them, his or her true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign any and all (1) amendments (including post-effective amendments) to this registration statement and (2) registration statements, and any and all amendments thereto (including post-effective amendments), for the same offering which may be filed pursuant to Rule 462(b) under the Securities Act of 1933, as amended, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, and hereby grants to such attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or his or her substitute or substitutes may lawfully do or cause to be done by virtue hereof.

         Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the date indicated:


      Signature                         Title                            Date

/s/ Robert G. Miller         Chairman of the Board of Directors     May 28, 2003
----------------------       and Chief Executive Officer
Robert G. Miller

/s/ Mary F. Sammons          President, Chief Operating             May 28, 2003
----------------------       Officer and Director
Mary F. Sammons

/s/ John T. Standley         Senior Executive Vice President        May 28, 2003
----------------------       and Chief Administrative Officer
John T. Standley

/s/ Christopher Hall         Executive Vice President               May 28, 2003
----------------------       and Chief Financial Officer
Christopher Hall

/s/ Kevin Twomey             Senior Vice President and              May 28, 2003
----------------------       Chief Accounting Officer
Kevin Twomey

/s/ John G. Danhakl
----------------------       Director                               May 28, 2003
John G. Danhakl

/s/ Alfred M. Gleason
----------------------       Director                               May 28, 2003
Alfred M. Gleason

/s/ George G. Golleher
----------------------       Director                               May 28, 2003
George G. Golleher

/s/ Colin V. Reed
----------------------       Director                               May 28, 2003
Colin V. Reed

/s/ Stuart M. Sloan
----------------------       Director                               May 28, 2003
Stuart M. Sloan

Jonathan D. Sokoloff
----------------------       Director                               May 28, 2003
Jonathan D. Sokoloff




         Pursuant to the requirements of the Securities Act of 1933, the trustees (or other persons who administer the employee benefit plan) have duly caused this registration statement to be signed on their behalf by the undersigned, thereunto duly authorized, in City of City of Camp Hill, State of Pennsylvania, on May 28, 2003.


                                       THE RITE AID 401(k) PLAN


                                      By: /s/ Theresa G. Nichols
                                          ____________________________________
                                          not in her individual capacity, but
                                          solely as an authorized signatory
                                          for the Employee Benefits
                                          Administration Committee


         Pursuant to the requirements of the Securities Act of 1933, the trustees (or other persons who administer the employee benefit plan) have duly caused this registration statement to be signed on their behalf by the undersigned, thereunto duly authorized, in City of Camp Hill, State of Pennsylvania, on May 28, 2003.


                                       RITE AID 401(k) DISTRIBUTION EMPLOYEES
                                       SAVINGS PLAN


                                      By: /s/ Theresa G. Nichols
                                          ____________________________________
                                          not in her individual capacity, but
                                          solely as an authorized signatory
                                          for the Employee Benefits
                                          Administration Committee


         Pursuant to the requirements of the Securities Act of 1933, the trustees (or other persons who administer the employee benefit plan) have duly caused this registration statement to be signed on their behalf by the undersigned, thereunto duly authorized, in City of Camp Hill, State of Pennsylvania, on May 28, 2003.


                                      PERRY DISTRIBUTORS, INC. 401(k) PLAN


                                      By: /s/ Theresa G. Nichols
                                          ______________________________________
                                          not in her individual capacity, but
                                          solely as an authorized signatory
                                          for the Employee Benefits
                                          Administration Committee

                                 EXHIBIT INDEX

Exhibit                                                                         Incorporation by
Numbers        Description                                                      Reference to
-------        -----------                                                      ------------
4.1            The Rite Aid 401(k) Plan                                         Filed herewith
4.2            Amendment No. 1 to  The Rite Aid 401(k) Plan, effective          Filed herewith
               May 8, 2002
4.3            Amendment Number Two to The Rite Aid 401(k) Plan, effective      Filed herewith
               January 1, 2002
4.4            Amendment Number Three to The Rite Aid 401(k) Plan, effective    Filed herewith
               on date which Final Order has been entered pursuant to the terms of the Settlement Agreement, dated February 25, 2003
4.5            Amendment Number Three to The Rite Aid 401(k) Plan, effective    Filed herewith
               April 1, 2003, dated April 9, 2003
4.6            Amendment Number Four to The Rite Aid 401(k) Plan, effective     Filed herewith
               May 27, 2003
4.7            Amendment Number Five to The Rite Aid 401(k) Plan, effective     Filed herewith
               January 1, 2003
4.8            Rite Aid 401(k) Distribution Employees Savings Plan              Filed herewith
4.9            Amendment Number One to the Rite Aid 401(k) Distribution         Filed herewith
               Employees Savings Plan, effective as of the dates set
               forth therein
4.10           Amendment Number Two to the Rite Aid 401(k) Distribution         Filed herewith
               Employees Savings Plan, effective on date which Final Order has been entered pursuant to the terms of the Settlement
               Agreement, dated February 25, 2003
4.11           Amendment Number Two to the Rite Aid 401(k) Distribution         Filed herewith
               Employees Savings Plan, effective April 1, 2003
4.12           Amendment Number Three to the Rite Aid 401(k) Distribution       Filed herewith
               Employees Savings Plan, effective May 27, 2003
4.13           Amendment Number Four to the Rite Aid 401(k) Distribution        Filed herewith
               Employees Savings Plan, effective as of the dates set
               forth therein
4.14           Perry Distributors, Inc. 401(k) Plan                             Filed herewith
4.15           Amendment Number One to the Perry Distributors, Inc. 401(k)      Filed herewith
               Plan, effective as of the dates set forth therein
4.16           Amendment Number Two to the Perry Distributors, Inc. 401(k)      Filed herewith
               Plan, effective on date which Final Order has been entered pursuant to the terms of the Settlement Agreement, dated
               February 12, 2003
4.17           Amendment No. 2 to the Perry Distributors, Inc. 401(k) Plan,     Filed herewith
               effective April 1, 2003
4.18           Amendment No. 3 to the Perry Distributors, Inc. 401(k) Plan,     Filed herewith
               effective May 27, 2003
4.19           Amendment Number 4 to the Perry Distributors, Inc. 401(k)        Filed herewith
               Plan, effective January 1, 2003
4.20           Amendment Number 5 to the Perry Distributors, Inc. 401(k)        Filed herewith
               Plan, effective on various dates
4.21           Restated Certificate of Incorporation dated December 12, 1996    Exhibit 3(i) to Form 8-K, filed on
                                                                                November 2, 1999
4.22           Certificate of Amendment to the Restated Certificate of          Exhibit 3(ii) to Form 8-K, filed on
               Incorporation dated February 22, 1999                            November 2, 1999
4.23           Certificate of Amendment to the Restated Certificate of          Exhibit 3.4 to Form S-1, File No.
               Incorporation dated June 27, 2001                                333-64950, filed on July 12, 2001
4.24           By-laws, as amended on November 8, 2000                          Exhibit 3.1 to Form 8-K, filed on
                                                                                November 13, 2000
4.25           Amendment to By-laws, adopted January 30, 2002                   Exhibit T3B.2 to Form T-3, filed on
                                                                                March 4, 2002
23             Consent of Deloitte & Touche LLP                                 Filed herewith
24             Power of Attorney                                                Included on the signature pages to this
                                                                                registration statement
